UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

THE NATIONAL SECURITY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18649	63-1020300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

661 East Davis Street
Elba, Alabama		36323
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(334) 897-2273

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	NSEC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 1

Item 7.01. Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is furnished to the Securities and Exchange Commission pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 14, 2021, The National Security Group, Inc. issued a press release announcing its financial results for the three months March 31, 2021. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Document
99.1	Press release, dated May 14, 2021, issued by The National Security Group, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The National Security Group, Inc.

Date: May 14, 2021	By: /s/ Brian R. McLeod
Brian R. McLeod Chief Financial Officer